Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated as of October 5, 2026 (this “Agreement”) is entered into by and among Paramount Skydance Corporation, a Delaware corporation (the “Company”), and BofA Securities, Inc., Citigroup Global Markets Inc. and Apollo Global Securities, LLC, as representatives (the “Representatives”) of the initial purchasers (the “Initial Purchasers”) listed in Schedule 1 to the Purchase Agreement, dated September 30, 2026 (the “Purchase Agreement”).

Upon consummation of the Acquisition (as defined in the Purchase Agreement), Warner Bros. Discovery Inc. (“WBD”), certain subsidiaries of WBD identified in the Purchase Agreement and certain subsidiaries of the Company identified in the Purchase Agreement (collectively, the “Guarantors”) will execute and deliver a joinder agreement hereto substantially in the form attached as Annex A hereto (the “Registration Rights Agreement Joinder”) and shall thereby join this Agreement. The covenants, agreements and acknowledgements of the Company and the Guarantors under this Agreement shall not be enforceable until the execution and delivery by each of them of the Registration Rights Agreement Joinder.

The Company and the Representatives are, and, upon execution and delivery of the Joinders to the Purchase Agreement (as defined in the Purchase Agreement), the Guarantors will be parties to the Purchase Agreement, which provides for the sale by the Company to the Initial Purchasers of $3,500,000,000 principal amount of 6.300% Senior Secured First Lien Notes due 2028 (the “2028 First Lien Notes”), $3,500,000,000 principal amount of 6.550% Senior Secured First Lien Notes due 2029 (the “2029 First Lien Notes”), $6,500,000,000 principal amount of 7.050% Senior Secured First Lien Notes due 2031 (the “2031 First Lien Notes”), $5,250,000,000 principal amount of 7.550% Senior Secured First Lien Notes due 2033 (the “2033 First Lien Notes”), $5,250,000,000 principal amount of 7.900% Senior Secured First Lien Notes due 2036 (the “2036 First Lien Notes”), $1,250,000,000 principal amount of 8.650% Senior Secured First Lien Notes due 2046 (the “2046 First Lien Notes”), $3,500,000,000 principal amount of 8.750% Senior Secured First Lien Notes due 2056 (the “2056 First Lien Notes”) and $1,250,000,000 principal amount of 8.900% Senior Secured First Lien Notes due 2066 (the “2066 First Lien Notes” and together with the 2028 First Lien Notes, the 2029 First Lien Notes, the 2031 First Lien Notes, the 2033 First Lien Notes, the 2036 First Lien Notes, the 2046 First Lien Notes and the 2056 First Lien Notes, the “Securities”) which, pursuant to the terms of the Guarantor Supplemental Indenture (as defined in the Purchase Agreement) will be guaranteed on a senior secured first lien basis by the Guarantors.

As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company and, upon execution of the Registration Rights Agreement Joinder, the Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement by the Company is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.          Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Acquisition Date” shall have the meaning set forth in the Purchase Agreement.

“affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior secured first lien notes issued by the Company and guaranteed by the Guarantors under the Indenture containing terms substantially identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate after the date of issuance thereof for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Free Writing Prospectus” shall mean each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Securities or the Exchange Securities.

“Guarantees” shall mean the guarantees of the Securities and guarantees of the Exchange Securities by the Guarantors under the Indenture.

“Guarantors” shall have the meaning set forth in the preamble and shall also include any Guarantor’s successor that Guarantees the Securities until, in each case, such time as any such Guarantor is released from its Guarantee in accordance with the Indenture. For the avoidance of doubt, the term “Guarantors” excludes any entity whose Guarantee was released (and not since reinstated) in accordance with the Indenture.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that, for purposes of Sections 4 and 5 hereof, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Indenture” shall mean the Indenture relating to the Securities dated as of October 5, 2026 between the Company and Deutsche Bank Trust Company Americas, as trustee, as supplemented by the supplemental indentures for each series of Securities and the Guarantor Supplemental Indenture and as the same may be amended from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiv) hereof.

“Issuer Information” shall have the meaning set forth in Section 5(a) hereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Company or any of its affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Company shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Notice and Questionnaire” shall mean a notice of registration statement and selling security holder questionnaire distributed to a Holder by the Company upon receipt of a Shelf Request from such Holder.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Participating Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 2(b) hereof.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Representatives” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has become effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities cease to be outstanding or (iii) except in the case of Securities that otherwise remain Registrable Securities and that are held by the Initial Purchasers and that are ineligible to be exchanged in the Exchange Offer, when the Exchange Offer is completed.

“Registration Default” shall mean the occurrence of any of the following: (i) the Exchange Offer Registration Statement has not become effective on or prior to the Target Registration Date, (ii) the Shelf Registration Statement, if required pursuant to Section 2(b) hereof, has not become effective on or prior to the Shelf Effectiveness Deadline, (iii) the Shelf Registration Statement, if required by this Agreement, has become effective and thereafter ceases to be effective or the Prospectus contained therein ceases to be usable, in each case other than during any suspension permitted under Section 3(d) hereof or to the extent such ineffectiveness or unusability results from a Holder’s failure to provide information required under Section 3(b) hereof, at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 120 days (whether or not consecutive) in any 12-month period or (iv) the Shelf Registration Statement, if required by this Agreement, has become effective and thereafter, on more than three occasions in any 12-month period during the Shelf Effectiveness Period, the Shelf Registration Statement ceases to be effective or the Prospectus contained therein ceases to be usable, in each case other than during any suspension permitted under Section 3(d) hereof or to the extent such ineffectiveness or unusability results from a Holder’s failure to provide information required under Section 3(b) hereof.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC, applicable U.S. and non-U.S. stock exchange or FINRA listing, registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for (A) the Company and the Guarantors and (B), in the case of a Shelf Registration Statement, the reasonable and documented fees and disbursements of one counsel for the Participating Holders (which counsel shall be selected by the Participating Holders holding a majority of the aggregate principal amount of Registrable Securities held by such Participating Holders and which counsel may also be counsel for the Initial Purchasers), but in no event to exceed $50,000 in the aggregate pursuant to this clause (B), and (viii) the fees and disbursements of the independent registered public accountants of the Company and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Rights Agreement Joinder” shall have the meaning set forth in the preamble.

“Registration Statement” shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Deadline” shall mean (i) the Target Registration Date if a Shelf Registration Statement is required to be filed pursuant to Section 2(b)(i) or Section 2(b)(ii) hereof or (ii) the later of (a) the Target Registration Date and (b) 90 days (or if such 90th day is not a Business Day, the next succeeding Business Day) after delivery of a Shelf Request pursuant to Section 2(b)(iii) hereof.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors that covers all or a portion of the Registrable Securities (but no other securities unless approved by a majority in aggregate principal amount of the Securities held by the Participating Holders) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“Staff” shall mean the staff of the SEC.

“Target Registration Date” shall mean the date which is 730 days from the date hereof (or, if such 730th day is not a Business Day, the next succeeding Business Day).

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

“WBD” shall have the meaning set forth in the preamble.

2.          Registration Under the Securities Act. (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company and the Guarantors shall use their commercially reasonable efforts to (i) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities and (ii) keep the Exchange Offer Registration Statement effective for not less than 20 Business Days (or longer, if required by applicable law) after the date on which notice of the Exchange Offer is first sent or given (including electronically or through the facilities of The Depository Trust Company (“DTC”)). The Company and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their commercially reasonable efforts to complete the Exchange Offer not later than 60 days after such effective date, subject to the satisfaction or waiver of the conditions set forth in this Section 2(a). The Exchange Offer shall be deemed “completed” for purposes of this Agreement upon the occurrence of (A) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (B) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to clause (ii) of this paragraph, and (C) the delivery by the Company to the Trustee under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Securities that were tendered by Holders thereof pursuant to the Exchange Offer.

The Company and the Guarantors shall commence the Exchange Offer by mailing or otherwise delivering (including by electronic means or, for book-entry Registrable Securities, through the facilities of DTC in accordance with its applicable procedures) the related Prospectus, appropriate letters of transmittal (if applicable) and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i)          that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange (subject to the conditions set forth in this Section 2(a));

(ii)          the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is first sent or given) (the “Exchange Dates”);

(iii)          that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement, except as otherwise specified herein;

(iv)          that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with the appropriate letters of transmittal (if applicable), to the institution and at the address and in the manner specified in the notice, (B) tender such Registrable Security through DTC’s Automated Tender Offer Program (“ATOP”) or other applicable procedures of DTC, including by causing an agent’s message to be transmitted in lieu of a letter of transmittal for book-entry Registrable Securities or (C) in the case of certificated Registrable Securities, surrender such Registrable Security with a letter of transmittal, in each case prior to the close of business on the last Exchange Date; and

(v)          that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by (A) delivering to the institution and at the address specified in the notice, a letter, facsimile transmission, email or other electronic transmission setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged or (B) effecting such withdrawal in compliance with ATOP or other applicable procedures of DTC for the Registrable Securities.

Any requirement under this Section 2(a) to mail or otherwise deliver any notice, Prospectus, letter of transmittal or other document with respect to book-entry Registrable Securities shall be satisfied by delivery through DTC or by electronic delivery, including by posting on a website or data site with notice through DTC.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantors that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an affiliate of the Company or the Guarantors and (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Company and the Guarantors shall:

(i)          accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii)          deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities tendered by such Holder. Settlement may be effected by a decrease in the principal amount of the applicable global note and a corresponding book-entry credit to the applicable DTC accounts.

The Company and the Guarantors shall use their commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff and that no action or proceeding has been instituted or threatened in any court or by or before any governmental agency relating to the Exchange Offer which, in the Company’s and the Guarantors’ judgment, could reasonably be expected to impair the Company’s and the Guarantors’ ability to proceed with the Exchange Offer.

(b)          In the event that (i) the Company and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) hereof is not available or the Exchange Offer may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed within 60 days after the date of effectiveness of the Exchange Offer Registration Statement or (iii) prior to the 20th day following completion of the Exchange Offer, an Initial Purchaser so requests in writing (a “Shelf Request”) with respect to Securities that are not eligible to be exchanged for Exchange Securities in the Exchange Offer and that are held by it following completion of the Exchange Offer, the Company and the Guarantors shall use their commercially reasonable efforts to cause a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof to be filed and to become effective on or prior to the Shelf Effectiveness Deadline; provided that no Holder will be entitled to have any Registrable Securities included in any Shelf Registration Statement, or entitled to use the prospectus forming a part of such Shelf Registration Statement, until such Holder shall have delivered a completed and signed Notice and Questionnaire and provided such other information regarding such Holder to the Company as is contemplated by Section 3(b) hereof; provided further, the Company may, if permitted by Rule 430B under the Securities Act, otherwise designate an existing effective registration statement for use by the Holders as a Shelf Registration Statement, relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement, and any such existing registration statement, as so designated, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

In the event that the Company and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and the Guarantors shall use their commercially reasonable efforts to file and have become effective both an Exchange Offer Registration Statement pursuant to Section 2(a) hereof with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer.

The Company and the Guarantors agree to use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the earlier of (i) the earliest date that is not less than three years after the date of this Agreement and on which all Registrable Securities (except Securities held by an affiliate of the Company) are no longer subject to any restrictions on transfer under the Securities Act, including restrictions on transfer pursuant to Rule 144 under the Securities Act, and (ii) the date on which the Securities cease to be Registrable Securities (the “Shelf Effectiveness Period”).

(c)          The Company and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d)          An Exchange Offer Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC. A Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

If a Registration Default occurs, the interest rate on the Registrable Securities will be increased by (i) 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum thereafter, until and including the date such Registration Default ends, up to a maximum aggregate increase of 0.50% per annum. A Registration Default ends when the Securities cease to be Registrable Securities or, if earlier, (1) in the case of a Registration Default under clause (i) of the definition thereof, when the Exchange Offer Registration Statement becomes effective, (2) in the case of a Registration Default under clause (ii) of the definition thereof, when the Shelf Registration Statement becomes effective or (3) in the case of a Registration Default under clause (iii) or clause (iv) of the definition thereof, when the Shelf Registration Statement again becomes effective or the Prospectus again becomes usable. If at any time more than one Registration Default has occurred and is continuing, then, until the next date on which there is no Registration Default, the increase in interest rate provided for by this paragraph shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on such next date that there is no Registration Default. Any accrued and unpaid interest (including the additional interest provided for in this Section 2(d)) on any of the Registrable Securities shall, upon the issuance of an Exchange Security in exchange therefor, cease to be payable to the Holder of such Registrable Security, but such accrued and unpaid interest (including the additional interest provided for in this Section 2(d)) shall be payable on the next interest payment date for such Exchange Security to the holder thereof on the related record date.

(e)          Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and, upon the execution and delivery of the Registration Rights Agreement Joinder by the Guarantors, the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company’s and the Guarantors’ obligations under Section 2(a) and Section 2(b) hereof; provided, however, that the parties hereto agree that the additional interest provided for in this Section 2 is intended to constitute the sole remedy for monetary damages in connection with any Registration Default.

(f)          Notwithstanding anything to the contrary herein, this Agreement shall terminate as to any series of Securities if the Acquisition is not consummated or if such Securities are redeemed pursuant to any special mandatory redemption under the Indenture. Upon such termination as to a series, no Registration Default shall occur and no additional interest shall accrue with respect to such series.

3.          Registration Procedures. (a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and, upon the execution and delivery of the Registration Rights Agreement Joinder by the Guarantors, the Guarantors shall use their commercially reasonable efforts to:

(i)          prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (A) shall be selected by the Company and the Guarantors, (B) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (C) shall comply as to form in all material respects with the requirements of the applicable form and include (by incorporation by reference or otherwise) all financial statements required by the SEC to be filed therewith; and cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii)          prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(a)(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii)          to the extent any Free Writing Prospectus is used, file with the SEC any Free Writing Prospectus that is required to be filed by the Company or the Guarantors with the SEC in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed;

(iv)          in the case of a Shelf Registration, furnish to each Participating Holder, to counsel for the Initial Purchasers, to a single counsel for such Participating Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, preliminary prospectus or Free Writing Prospectus, and any amendment or supplement thereto, as such Participating Holder, counsel or Underwriter, may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and, subject to Section 3(c) hereof, the Company and, upon the execution and delivery of the Registration Rights Agreement Joinder by the Guarantors, the Guarantors consent to the use of such Prospectus, preliminary prospectus or Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Participating Holders and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(v)          register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Participating Holder shall reasonably request in writing by the time the applicable Registration Statement becomes effective; cooperate with such Participating Holders in connection with any filings required to be made with FINRA; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Participating Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Participating Holder; provided that neither the Company nor any Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(vi)          notify counsel for the Initial Purchasers and, in the case of a Shelf Registration, notify each Participating Holder and a single counsel for such Participating Holders promptly and, if requested by any such Participating Holder or counsel, confirm such advice in writing (1) when a Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective, when any Free Writing Prospectus has been filed or when any amendment or supplement to the Prospectus or any Free Writing Prospectus has been filed, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement, Prospectus or any Free Writing Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the SEC to the use of a Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) of the happening of any event during the period a Registration Statement is effective that makes any statement made in such Registration Statement or the related prospectus or any Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus or any Free Writing Prospectus in order to make the statements therein not misleading and (5) of any determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement or any amendment or supplement to the Prospectus or any Free Writing Prospectus would be appropriate;

(vii)          obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2) under the Securities Act, including by filing an amendment to such Registration Statement on the proper form, as promptly as practicable and provide prompt notice to each Holder or Participating Holder of the withdrawal of any such order or such resolution;

(viii)          in the case of a Shelf Registration, furnish to each Participating Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(ix)          in the case of a Shelf Registration, cooperate with the Participating Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Participating Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

(x)          upon the occurrence of any event contemplated by Section 3(a)(vi)(4) hereof, prepare and file with the SEC a supplement or post-effective amendment to the applicable Exchange Offer Registration Statement or Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantors shall notify the Participating Holders (in the case of a Shelf Registration Statement) and the Initial Purchasers and any Participating Broker-Dealers known to the Company (in the case of an Exchange Offer Registration Statement) to suspend use of the Prospectus or any Free Writing Prospectus as promptly as practicable after the occurrence of such an event, and such Participating Holders, such Participating Broker-Dealers and the Initial Purchasers, as applicable, hereby agree to suspend use of the Prospectus or any Free Writing Prospectus, as the case may be, until the Company and the Guarantors have amended or supplemented the Prospectus or the Free Writing Prospectus, as the case may be, to correct such misstatement or omission;

(xi)          in the case of a Shelf Registration, a reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus or any amendment to a Registration Statement or amendment or supplement to a Prospectus or a Free Writing Prospectus, provide copies of such document to a single counsel for the Participating Holders and make such representatives of the Company and the Guarantors as shall be reasonably requested by such counsel available for discussion of such document; and the Company and the Guarantors shall not, at any time after initial filing of a Shelf Registration Statement, use or file any Prospectus, any Free Writing Prospectus, or any amendment of or supplement to a Registration Statement or a Prospectus or a Free Writing Prospectus, of which such counsel shall not have previously been advised and furnished a copy or to which such counsel shall reasonably object;

(xii)          obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the initial effective date of a Registration Statement;

(xiii)          cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiv)          in the case of a Shelf Registration that shall involve a disposition of Registrable Securities pursuant to an Underwritten Offering, make available for inspection by a representative of the Participating Holders (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by a majority in aggregate principal amount of the Securities held by the Participating Holders and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and its subsidiaries, and cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that (i) if any such information is identified by the Company or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter and (ii) the Company shall in no event be required to provide (or cause its subsidiaries to provide) such assistance that shall unreasonably interfere with its or its subsidiaries’ business operations;

(xv)          [reserved];

(xvi)          in the case of a Shelf Registration, if reasonably requested by any Participating Holder, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Participating Holder as such Participating Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be so included in such filing;

(xvii)          in the case of a Shelf Registration that shall involve a disposition of Registrable Securities pursuant to an Underwritten Offering, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, (1) to the extent reasonably practicable, make such representations and warranties to the Participating Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus, any Free Writing Prospectus and any documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Participating Holders and such Underwriters and their respective counsel) addressed to each Participating Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) obtain “comfort” letters from the independent registered public accountants of the Company and the Guarantors (and, if necessary, any other registered public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Participating Holder (to the extent permitted by applicable professional standards) and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, including but not limited to financial information contained in any preliminary prospectus, Prospectus or Free Writing Prospectus and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

(xviii)          so long as any Registrable Securities remain outstanding, cause each Guarantor to execute and deliver the Registration Rights Agreement Joinder on the Acquisition Date.

(b)          In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Securities to furnish to the Company a Notice and Questionnaire and such other information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing; provided that each Holder shall deliver the Notice and Questionnaire within 20 Business Days after receipt of such request; provided, further, that any Holder delivering a Notice and Questionnaire after such period may be included in the Shelf Registration Statement only by means of a post-effective amendment or supplement, and the Company shall not be required to file more than one such post-effective amendment or supplement in any fiscal quarter. No additional interest shall be payable to any Holder for any delay resulting from such Holder’s failure to timely deliver the Notice and Questionnaire or other information required under this Section 3(b).

(c)          Each Participating Holder agrees that, upon receipt of any notice from the Company and the Guarantors of the happening of any event of the kind described in Section 3(a)(vi)(3) or Section 3(a)(vi)(4) hereof, such Participating Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Participating Holder’s receipt of the copies of the supplemented or amended Prospectus and any Free Writing Prospectus contemplated by Section 3(a)(x) hereof and, if so directed by the Company and the Guarantors, such Participating Holder will deliver to the Company and the Guarantors all copies in its possession, other than permanent file copies then in such Participating Holder’s possession, of the Prospectus and any Free Writing Prospectus covering such Registrable Securities that is current at the time of receipt of such notice, and no Participating Holder shall use a Prospectus unless it is current and has been made available by the Company and the Guarantors.

(d)          If the Company and the Guarantors shall give any notice to suspend the disposition of Registrable Securities pursuant to a Shelf Registration Statement, the Company and the Guarantors shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus or any Free Writing Prospectus necessary to resume such dispositions. The Company and the Guarantors may also give such notice if the Company determines in good faith that disclosure of material non-public information would be materially detrimental to the Company and its subsidiaries or that a pending material acquisition, financing, corporate reorganization or other material development has not yet been publicly disclosed. Each Participating Holder agrees to hold in confidence the fact that it has received such notice and any communication related thereto; provided, however, that the Company and the Guarantors shall not be required to give reasons for such suspension. The Company and the Guarantors may give any such notice on only three occasions during any 365-day period, any such suspension shall not exceed 60 days for each suspension, and there shall not be more than 120 days of suspensions in effect during any 365-day period.

(e)          The Participating Holders who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering and shall be reasonably acceptable to the Company.

4.          Participation of Broker-Dealers in Exchange Offer. (a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Company and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers (or, to the extent permitted by law, made available to purchasers) to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b)          In light of the above, and notwithstanding the other provisions of this Agreement, upon the written request of the Initial Purchaser, the Company and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period ending on the earlier of (i) 180 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) hereof) and (ii) the date on which no Participating Broker-Dealer is required to deliver a prospectus in connection with market-making or other trading activities (as such period may be extended pursuant to Section 3(d) hereof), in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Company and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver (or, to the extent permitted by law, make available) such Prospectus during such period in connection with the resales contemplated by this Section 4.

(c)          The Initial Purchasers shall have no liability to the Company, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) hereof.

5.          Indemnification and Contribution. (a) The Company and, upon the execution and delivery of the Registration Rights Agreement Joinder by the Guarantors, each Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are reasonably incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser, or information relating to any Holder furnished to the Company in writing through the Representatives or any selling Holder, respectively, expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Company and, upon the execution and delivery of the Registration Rights Agreement Joinder by the Guarantors, the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus or any Issuer Information.

(b)          Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Initial Purchasers, the other selling Holders, each Participating Broker-Dealer and, upon the execution and delivery of the Registration Rights Agreement Joinder by the Guarantors, the Guarantors, the directors of the Company and the Guarantors, each officer of the Company and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Company, any Guarantor, any Initial Purchaser, any other selling Holder or any Participating Broker-Dealer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement, any Prospectus and any Free Writing Prospectus or (ii) any breach by such Holder or Participating Broker-Dealer, as applicable, of its obligations under Section 3(c), Section 3(d) or Section 4(b) hereof relating to suspension of dispositions or delivery or use of a current Prospectus.

(c)          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by the Representatives, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)          If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)          The Company, the Holders and, upon the execution and delivery of the Registration Rights Agreement Joinder by the Guarantors, the Guarantors agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 5 are several and not joint.

(f)          The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g)          The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company or the Guarantors or the officers or directors of or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6.          General.

(a)          No Inconsistent Agreements. The Company and, upon the execution and delivery of the Registration Rights Agreement Joinder by the Guarantors, the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any material respect conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or the Guarantors under any other agreement and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent in any material respect with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts in any material respect with the provisions hereof; provided that (A) with respect to each Guarantor, the foregoing representations, warranties and agreement are made as of the date of the Registration Rights Agreement Joinder and (B) with respect to any representations and warranties with respect to WBD and its subsidiaries are made to the knowledge of the Company after such inquiry as the Company deems appropriate, including the fact that WBD made the representations and warranties in the Merger Agreement (as defined in the Purchase Agreement), taking into account the schedules thereto, unless WBD has provided notice to the Company that such representations and warranties are not true and correct.

(b)          Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company, the Guarantors and Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent have executed a written consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder; and provided, further, that no consent of any Holder shall be required for an amendment, modification or supplement that cures any ambiguity, omission, defect or inconsistency so long as such amendment, modification or supplement does not adversely affect the Holders in any material respect. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by the Company, the Guarantors and the consenting Holders.

(c)          Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, email, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address or email address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Company and the Guarantors, initially at the Company’s address or email address set forth in the Purchase Agreement and thereafter at such other address or email address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other Persons at their respective addresses or email addresses as provided in the Purchase Agreement and thereafter at such other address or email address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; when sent by email, if sent before 5:00 p.m. New York City time on a Business Day and no bounce-back or similar error message is received, and otherwise on the next Business Day; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d)          Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e)          Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and, upon the execution and delivery of the Registration Rights Agreement Joinder by the Guarantors, the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f)          Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (including in “.pdf” format) will be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(g)          Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h)          Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

(i)          Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PARAMOUNT SKYDANCE CORPORATION

By	/s/ James Morrison
Name:	James C. Morrison
Title:	Treasurer

[Signature Page to Registration Rights Agreement]

Confirmed and accepted as of the date first above written, for themselves and on behalf of the several Initial Purchasers:

BOFA SECURITIES, INC., as a Representative of the Initial Purchasers

By:	/s/ Scott Tolchin
Name:	Scott Tolchin
Title:	Managing Director

CITIGROUP GLOBAL MARKETS INC., as a Representative of the Initial Purchasers

By:	/s/ Adam D. Bordner
Name:	Adam D. Bordner
Title:	Managing Director

APOLLO GLOBAL SECURITIES, LLC, as a Representative of the Initial Purchasers

By:	/s/ Susan Moskovits
Name:	Susan Moskovits
Title:	Vice President

[Signature Page to Registration Rights Agreement]

Annex A

FORM OF REGISTRATION RIGHTS AGREEMENT JOINDER
October 6, 2026

Reference is hereby made to the Registration Rights Agreement, dated as of October 5, 2026 (the “Registration Rights Agreement”), by and among Paramount Skydance Corporation, a Delaware corporation (the “Company”) and BofA Securities, Inc., Citigroup Global Markets Inc. and Apollo Global Securities, LLC, as Representatives of the Initial Purchasers. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

1.          Joinder. Each of the undersigned hereby acknowledges that it has received and reviewed a copy of the Registration Rights Agreement and all other documents it deems fit prior to entering into this joinder agreement (this “Joinder Agreement”), and acknowledges and agrees to (i) join and become a party to the Registration Rights Agreement as indicated by its signature below; (ii) be bound by the covenants, representations, warranties and acknowledgments attributable to a Guarantor in the Registration Rights Agreement as if made by, and with respect to, each Guarantor signatory hereto and (iii) perform all obligations and duties required of a Guarantor pursuant to the Registration Rights Agreement.

2.          Counterparts. This Joinder Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (including in “.pdf” format) will be effective as delivery of a manually executed counterpart hereof. Section headings used herein are for convenience of reference only, are not part of this Agreement and will not affect the construction of, or to be taken into consideration in interpreting, this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Joinder Agreement or any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

3.          Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

4.          APPLICABLE LAW. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

[EACH GUARANTOR], as a Guarantor

By:
Name:
Title: